EXHIBIT 10.13

     FIRST AMENDMENT AND WAIVER (the "Amendment"), dated as of August 31, 1995 of a certain Amended and Restated Agreement dated as of May 1, 1994 between Inrad, Inc. (the "Company") and Chemical Bank (the "Bank") (the "Letter Agreement").

                                  WITNESSETH:

     WHEREAS, the Company and the Bank are parties to the Letter Agreement; and

     WHEREAS, the Company has requested the Bank to modify the Letter Agreement and to waive certain violations of the Letter Agreement, and the Bank is agreeable to such requests;

     NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereby agree as follows:

     1. Definitions. Except as otherwise stated, capitalized terms defined in the Letter Agreement and used herein without definition shall have the respective meanings assigned to them in the Letter Agreement.

     2. Waivers. The Bank hereby waives the violations of the Letter Agreement described below (which have taken place on or before the date hereof) and any Defaults or Events of Default resulting therefrom, solely to the extent set forth below:

          (a) Subsection 5(k) of the Letter Agreement requires the Company to not allow the ratio of the Company's account payables to Banks Indebtedness due under the Note to be below 1.1::1 or above 1.5::1. The Company was in default of this provision for the period April 30, 1995, May 31, 1995, June 30, 1995 and July 31, 1995.

          (b) Subsection 5(l) of the Letter Agreement requires the Company to not allow the ratio of the Company's principal Indebtedness under the Letter Agreement to accounts receivable as of December 31, 1994, January, 1995 and February, 1995 to be greater than 85%. During that period such ratio was 85.4%, 97% and 91% at the respective month ends.

          (c) Subsection 7(j) of the Letter Agreement requires the Company to have an operating profit of at least $50,000 for fiscal year ending 12/31/94. During fiscal year ending 12/31/94, the Company had a $554,000 operating loss.

     3. Amendment of the Letter Agreement.

          (a) Subsection 2(b) of the Letter Agreement is hereby amended by deleting the entire subsection and substituting the following:

               "2(b) The Company shall execute and deliver to the Bank a Note, substantially in the form annexed hereto as Exhibit "A", with appropriate insertions therein, which shall evidence the term loan borrowing pursuant to Subsection 2(a) hereof. The Note (a) shall be dated the date hereof, (b) shall be payable in monthly consecutive installments of principal as follows:

                       15,000    5/1/94
                       15,000    6/1/94
                       15,000    7/1/94
                       15,000    8/1/94
                       15,000    9/1/94
                       15,000   10/1/94
                       15,000   11/1/94
                       15,000   12/1/94
                       15,000    1/1/95
                       15,000    2/1/95
                       15,000    3/1/95
                       15,000    4/1/95
                       15,000    5/1/95
                       15,000    6/1/95
                       15,000    7/1/95
                       15,000    8/1/95
                        5,000    9/1/95
                        5,000   10/1/95
                        5,000   11/1/95
                        5,000   12/1/95
                        5,000    1/1/96
                        5,000    2/1/96
                        5,000    3/1/96
                        5,000    4/1/96
                        5,000    5/1/96
                        5,000    6/1/96
                        5,000    7/1/96
                        5,000    8/1/96
                        5,000    9/1/96
                        5,000   10/1/96
                        5,000   11/1/96
                        5,000   12/1/96
                       10,000    1/1/97
                       10,000    2/1/97
                       10,000    3/1/97
                       10,000    4/1/97
                       10,000    5/1/97
                       10,000    6/1/97
                       10,000    7/1/97

                       10,000    8/1/97
                       10,000    9/1/97
                       10,000   10/1/97
                       10,000   11/1/97
                       10,000   12/1/97
                       10,000    1/1/98
                       10,000    2/1/98
                       10,000    3/1/98
                      170,000    4/1/98   (Final Balloon Payment)"

          (b) Subsection 2 of the Letter Agreement is hereby amended by inserting new paragraph (2(e)) and 2(f) at the end thereof to read as follows:

          "2(e) Collateral Terms. The Investor Group shall provide $245,000 cash collateral pursuant to the terms in Schedule I hereto, to secure the last $245,000 of principal due under the Note, provided, however that once the principal balance of the Note is reduced to below $245,000, with each principal payment made by the Company thereafter, a like amount of said cash collateral shall be returned to the Investor Group. The cash collateral provided hereunder shall be applied by Bank to the Note only if there is an Event of Default under Section 7(a) or 7(g) of the Agreement, otherwise the cash collateral shall remain with Bank until the occurrence of such Events of Default under 7(a) or 7(g) or until such time as the Note is paid in full.

          (f) Other Collateral Provision. The second lien on platinum inventory of Bank will be released on the effective date of this Amendment. Additionally, the security agreement of the Bank on equipment shall be released either in part or in whole, as appropriate, at such time or times as Company secures financing on currently unfinanced equipment, provided, the proceeds of such financings are shared equally between Company and Bank, with Bank's share to be applied to principal payments due hereunder in the inverse order of maturity."

          (c) Subsection 5(k) of the Letter Agreement is deleted in its entirety.

          (d) Subsection 5(l) of the Letter Agreement is amended by deleting the words "to eligible accounts receivable" from the first line thereof and substituting therefore "to the sum of eligible accounts receivable and cash collateral delivered pursuant to subsection 2(e) hereof, if any."

          (e) Subsection 5(m) of the Letter Agreement is amended by deleting the "." at the end thereof and by adding thereto, "; or liens on equipment given to the Investor Group, which liens are subordinate to that of the Bank and the documentation for which is in form and substance satisfactory to Bank."

          (f) Section 7(j) of the Letter Agreement is amended by deleting it in its entirety and substituting therefore:

          "The Company fails to have earnings before cash interest, taxes, depreciation and amortization less capital expenditures divided by cash debt service (Chemical Bank Debt and Equipment Lease Debt) equal to or greater than 1.25 at 12/31/96 and 1.5 at first quarter 1997 and each fiscal quarter thereafter each calculated on the four prior fiscal quarters which have elapsed."

     4. Representations and Warrants. To induce the Bank to enter into this Amendment, the Company hereby represents and warrants that:

          (a) The Company has the power, authority and legal right to make and deliver this Amendment and to perform its obligations under the Letter Agreement, as amended by this Amendment, without any notice, consent, approval or authorization not already obtained, and the Company has taken all necessary action to authorize the same.

          (b) The making and delivery of this Amendment and the performance of the Letter Agreement as amended by this Amendment do not violate any provision of law or any regulation or of the Company's charter or by-laws or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which the Company is a party or by which the Company or any of its property may be bound or affected. The Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

          (c) The representations and warranties contained in Section 4 of the Letter Agreement are true and correct on and as of the date of this Amendment and after giving effect thereto.

          (d) No default or Event of Default has occurred and is continuing under the Letter Agreement as of the date of this Amendment and after giving effect thereto.

     5. Effective Date. This Amendment shall become effective when all of the following shall have occurred:

          (a) The Bank shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

          (b) The Bank shall have received a copy of the resolution of the Board of Directors of the Company authorizing the execution, delivery and performance of this Amendment, certified by an appropriate officer of the Company.

          (c) The Bank shall have received a $2,500 non-refundable fee in accordance with its terms as so amended.

          (d) The Investor Group shall have delivered the cash collateral and pledge to Bank of the same.

          (e) Each current Guarantor shall have confirmed its guarantee to the Bank.

     6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

     7. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms and provisions of the Letter Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof.

     8. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York.


     IN WITNESS WHEREOF, the parties have hereto caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                             INRAD, Inc.

                                             By:    /s/  Warren Ruderman
                                                  -------------------------
                                                     Title:   President

                                             CHEMICAL BANK

                                             By:   /s/  Frank Apollo
                                                  -------------------------
                                                   Title:   Vice President

                      CONFIRMATION OF INDIVIDUAL GUARANTOR

     The undersigned, (an "Individual Guarantor") entered into a Guarantee Agreement (the "Guarantee"), dated January 9, 1991, absolutely and unconditionally guaranteeing to Chemical Bank, its successors, endorsees and assigns (the "Bank"), the payment of any and all obligations (as defined in the Guarantee) and liabilities related thereto, of INRAD, INC. (the "Company"), whether then existing or thereafter contracted or incurred by Company, and any and all renewals or extensions thereof, or any part thereof, together with interest thereon and all expenses of collection thereof and of the Guarantee, including reasonable attorney's fees. Reference is made to the Guarantee for a complete statement of its terms and conditions.

     To induce the Bank to accept the First Amendment and Waiver to the Letter Agreement (the "Letter Agreement") being executed and delivered concurrently herewith, the Guarantor hereby (i) ratifies and confirms its Guarantee to Bank, and (ii) confirms that such Guarantee continues in full force and effect with respect to such Individual Guarantor.


                                                       /s/  Warren Ruderman
                                                    ---------------------------
                                                            WARREN RUDERMAN

                       CONFIRMATION OF CORPORATE GUARANTOR

     The undersigned, (a "Corporate Guarantor") entered into a Guarantee Agreement (the "Guarantee"), dated January 9, 1991, absolutely and unconditionally guaranteeing to Chemical Bank, its successors, endorsees and assigns (the "Bank"), the payment of any and all obligations (as defined in the Guarantee) and liabilities related thereto, of INRAD, INC. (the "Company"), whether then existing or thereafter contracted or incurred by Company, and any and all renewals or extensions thereof, or any part thereof, together with interest thereon and all expenses of collection thereof and of the Guarantee, including reasonable attorney's fees. Reference is made to the Guarantee for a complete statement of its terms and conditions.

     To induce the Bank to accept the First Amendment and Waiver to the Letter Agreement (the "Letter Agreement") being executed and delivered concurrently herewith, the Guarantor hereby (i) ratifies and confirms its Guarantee to Bank, and (ii) confirms that such Guarantee continues in full force and effect with respect to such Corporate Guarantor.

                                             INRAD INTERNATIONAL, INC.

                                          By:   /s/  Warren Ruderman
                                             ---------------------------
                                                Title:   President